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                                                                    EXHIBIT 21.1

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                         LIST OF SUBSIDIARIES/AFFILIATES

1.    93-1 CORTLAND ASSOCIATES, LLC, a New York limited liability company

2.    AIP/GREENBRIER GP, INC., a Texas corporation

3.    AIP/BATTLEFIELD GP, INC., a Texas corporation

4.    AIP/LOUDOUN LP, a Virginia limited partnership

5.    AIP/NORTHVIEW, INC., a Texas corporation

6.    AIP OFFICE FLEX I LLC, an Ohio limited liability company

7.    AIP OFFICE FLEX II LLC, an Ohio limited liability company

8.    AIP/POST OFFICE GP, INC., a Delaware corporation

9.    AIP PROPERTIES #1, L.P., a Delaware limited partnership

10.   AIP PROPERTIES #3, L.P., a Delaware limited partnership

11.   AIP PROPERTIES #3 GP, INC., a Texas corporation

12.   AIP-SWAG GP, INC., a Texas corporation

13.   AIP-SWAG OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

14.   AIP TAMARAC, INC., a Texas corporation

15.   AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust

16.   AMERICAN INDUSTRIAL PROPERTIES REIT, INC., a Maryland corporation

17.   ASH ASSOCIATES SPE, LLC, a Delaware limited liability company

18.   ASH-I ASSOCIATES, LLC, an Ohio limited liability company

19.   ASH-L ASSOCIATES, LLC, an Ohio limited liability company

20.   BANDERA COVENTRY LLC, an Ohio limited liability company

21.   BANDERA POINTE INVESTMENT LLC, a Delaware limited liability company

22.   BELDEN PARK CROSSINGS I LLC, an Ohio limited liability company


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23.   BENDERSON-ARCADE ASSOCIATES, LLC, a New York limited liability company

24.   BENDERSON-ERIE ASSOCIATES, LLC, a New York limited liability company

25.   BENDERSON-FRENCH ASSOCIATES, LLC, a New York limited liability company

26.   BENDERSON-MEDINA ASSOCIATES, LLC, a New York limited liability company

27.   BENDERSON-WAINBERG ASSOCIATES, L.P., a Delaware limited partnership

28.   BENDERSON-WAINBERG ASSOCIATES II, L.P., a Delaware limited partnership

29.   BENDERSON-WARSAW ASSOCIATES, LLC, a New York limited liability company

30.   BFW/PIKE ASSOCIATES, LLC, a New York limited liability company

31.   BG ALDEN STOP, LLC, a New York limited liability company

32.   BG ARCADE STOP, LLC, a New York limited liability company

33.   BG ARLINGTON ROAD, LLC, a Florida limited liability company

34.   BG BCF, LLC, a New York limited liability company

35.   BG BEAR ROAD, LLC, a New York limited liability company

36.   BG BEAR ROAD II, LLC, a New York limited liability company

37.   BG BIG FLATS, LLC, a New York limited liability company

38.   BG BIG FLATS I, LLC, a New York limited liability company

39.   BG BIG FLATS II-III, LLC, a New York limited liability company

40.   BG BIG FLATS II-III SPE LLC, a Delaware limited liability company

41.   BG BIG FLATS IV, LLC, a New York limited liability company

42.   BG BIG FLATS IV SPE LLC, a Delaware limited liability company

43.   BG BOULEVARD, LLC, a New York limited liability company

44.   BG BOULEVARD II, LLC, a New York limited liability company

45.   BG BOULEVARD III, LLC, a New York limited liability company

46.   BG CANANDAIGUA LLC, a Delaware limited liability company

47.   BG CHILI, LLC, a New York limited liability company

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48.   BG CULVER RIDGE, LLC, a New York limited liability company

49.   BG-DDR EXCHANGE LLC, a Delaware limited liability company

50.   BG D&L STOP, LLC, a New York limited liability company

51.   BG DANSVILLE STOP, LLC, a New York limited liability company

52.   BG DEL-ARROW, LLC, a New York limited liability company

53.   BG DEL-TON, LLC, a New York limited liability company

54.   BG DELAWARE CONSUMER SQUARE LLC, a Delaware limited liability company

55.   BG DELAWARE HOLDINGS LLC, a Delaware limited liability company

56.   BG DEWITT M & CEC, LLC, a New York limited liability company

57.   BG EASTWOOD, LLC, a New York limited liability company

58.   BG FAIRVIEW SQUARE, LLC, a Virginia limited liability company

59.   BG GMT, LLC, a New York limited liability company

60.   BG GMT II, LLC, a New York limited liability company

61.   BG GMT III, LLC, a New York limited liability company

62.   BG GREECE, LLC, a New York limited liability company

63.   BG HAMBURG HD, LLC, a New York limited liability company

64.   BG HAMBURG SJB, LLC, a New York limited liability company

65.   BG HAMBURG VILLAGE, LLC, a New York limited liability company

66.   BG HEN-JEF II, LLC, a New York limited liability company

67.   BG HENRIETTA, LLC, a New York limited liability company

68.   BG HIGHLANDS, LLC, a Florida limited liability company

69.   BG HORIZON, LLC, a Florida limited liability company

70.   BG KELLOGG STOP, LLC, a New York limited liability company

71.   BG LOCKPORT II, LLC, a New York limited liability company

72.   BG MAPLE ROAD, LLC, a New York limited liability company

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73.   BG MCKINLEY, LLC, a New York limited liability company

74.   BG MCKINLEY II, LLC, a New York limited liability company

75.   BG MEADOWS SQUARE LLC, a Delaware limited liability company

76.   BG MID CITY I, LLC, a New York limited liability company

77.   BG MID CITY II, LLC, a New York limited liability company

78.   BG MID CITY III, LLC, a New York limited liability company

79.   BG MILESTRIP, LLC, a New York limited liability company

80.   BG MILESTRIP II, LLC, a New York limited liability company

81.   BG M-K, LLC, a New York limited liability company

82.   BG MOHAWK STOP, LLC, a New York limited liability company

83.   BG MONMOUTH, LLC, a New Jersey limited liability company

84.   BG NEW HARTFORD, LLC, a New York limited liability company

85.   BG NIAGARA HD, LLC, a New York limited liability company

86.   BG NORTH CHARLESTON, LLC, a South Carolina limited liability company

87.   BG NORTH CHARLESTON SPE LLC, a Delaware limited liability company

88.   BG NORWICH STOP, LLC, a New York limited liability company

89.   BG ODP TONAWANDA, LLC, a New York limited liability company

90.   BG OLEAN, LLC, a New York limited liability company

91.   BG ONTARIO STOP, LLC, a New York limited liability company

92.   BG ORLAND PARK HD, LLC, a New York limited liability company

93.   BG OUTER LOOP, LLC, a Kentucky limited liability company

94.   BG PANORAMA, LLC, a New York limited liability company

95.   BG PINE PLAZA, LLC, a New York limited liability company

96.   BG PORTAGE STOP, LLC, a New York limited liability company

97.   BG ROBINSON ROAD LLC, a Delaware limited liability company

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98.   BG ROTONDA LLC, a Delaware limited liability company

99.   BG SENECA RIDGE, LLC, a New York limited liability company

100.  BG SHERIDAN-DELAWARE, LLC, a New York limited liability company

101.  BG SHERIDAN-HARLEM II, LLC, a New York limited liability company

102.  BG SOUTH PARK, LLC, a New York limited liability company

103.  BG SOUTHSIDE, LLC, a New York limited liability company

104.  BG SOUTHSIDE SPE LLC, a Delaware limited liability company

105.  BG THRUWAY LLC, a Delaware limited liability company

106.  BG TOLEDO, LLC, an Ohio limited liability company

107.  BG TONAWANDA STOP, LLC, a New York limited liability company

108.  BG TRANSIT JA I, LLC, a New York limited liability company

109.  BG TRANSIT JA II, LLC, a New York limited liability company

110.  BG TRANSIT JA III, LLC, a New York limited liability company

111.  BG TURFWAY, LLC, a Kentucky limited liability company

112.  BG UNION STOP, LLC, a Delaware limited liability company

113.  BG UNION TOWN, LLC, a North Carolina limited liability company

114.  BG UP LLC, a Delaware limited liability company

115.  BG VILLAGE LLC, a Delaware limited liability company

116.  BG WALKER, LLC, a Michigan limited liability company

117.  BG WEST SENECA HD, LLC, a New York limited liability company

118.  BG WILLIAMSVILLE, LLC, a New York limited liability company

119.  BG WNF LLC, a Delaware limited liability company

120. BLACK CHERRY LIMITED LIABILITY COMPANY, a Colorado limited liability company

121.  BUFFALO-AVON HOLDINGS LLC, a Delaware limited liability company

122.  BUFFALO-BROAD ASSOCIATES, LLC, an Ohio limited liability company

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123.  BUFFALO-DEWITT ASSOCIATES, LLC, a New York limited liability company

124.  BUFFALO-ELMWOOD ASSOCIATES, LLC, a New York limited liability company

125.  BUFFALO-ELMWOOD SPE, LLC, a New York limited liability company

126.  BUFFALO-HAMLIN HOLDINGS LLC, a Delaware limited liability company

127.  BUFFALO-ITHACA ASSOCIATES, LLC, a New York limited liability company

128.  BUFFALO-ITHACA ASSOCIATES I, LLC, a New York limited liability company

129.  BUFFALO-LEROY HOLDINGS LLC, a Delaware limited liability company

130.  BUFFALO-MOORESVILLE, LLC, a New York limited liability company

131.  BUFFALO-NISKAYUNA ASSOCIATES, LLC, a New York limited liability company

132. BUFFALO-POST FALLS ASSOCIATES, L.L.C., a New York limited liability company

133.  BUFFALO-SPRINGVILLE ASSOCIATES, LLC, a New York limited liability company

134.  BUFFALO-SUNSET RIDGE ASSOCIATES, LLC, a New York limited liability company

135.  BUFFALO-WESTGATE ASSOCIATES, LLC, a New York limited liability company

136.  BUFFALO-WESTGATE SPE, LLC, a New York limited liability company

137.  CANAL STREET PARTNERS, L.L.C., a Michigan limited liability company

138.  CENTERTON SQUARE LLC, a Delaware limited liability company

139.  CHELMSFORD ASSOCIATES LLC, a Delaware limited liability company

140.  CHESTERFIELD EXCHANGE, LLC, a Georgia limited liability company

141.  COMMUNITY I LLC, a Delaware limited liability company

142.  COMMUNITY CENTERS ONE L.L.C., a Delaware limited liability company

143.  COMMUNITY CENTERS TWO L.L.C., a Delaware limited liability company

144.  COMMUNITY CENTERS THREE, L.L.C., a Delaware limited liability company

145. CONTINENTAL SAWMILL LIMITED LIABILITY COMPANY, an Ohio limited liability company

146.  CONTINENTAL SAWMILL LIMITED PARTNERSHIP, an Ohio limited partnership

147.  COON RAPIDS RIVERDALE VILLAGE LLC, an Ohio limited liability company

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148.  COVENTRY II DDR PHOENIX SPECTRUM LLC, a Delaware limited liability company

149. COVENTRY II DDR PHOENIX SPECTRUM OP LLC, a Delaware limited liability company

150. COVENTRY II DDR PHOENIX SPECTRUM SPE LLC, a Delaware limited liability company

151. COVENTRY II DDR NORTH SHORE VILLAGE LLC, a Delaware limited liability company

152.  COVENTRY II DDR TOTEM LAKE LLC, a Delaware limited liability company

153.  COVENTRY II DDR WARD PARKWAY LLC, a Delaware limited liability company

154.  COVENTRY LONG BEACH PLAZA LLC, a Delaware limited liability company

155. COVENTRY REAL ESTATE PARTNERS, LTD. (FKA RETAIL VALUE MANAGEMENT LTD.), an Ohio limited liability company

156.  COVENTRY ROUND ROCK LLC, an Ohio limited liability company

157.  CRRV CENTRAL LLC, a Delaware limited liability company

158.  CRRV PERIMETER ONE LLC, a Delaware limited liability company

159.  CRRV PERIMETER TWO LLC, a Delaware limited liability company

160.  DD COMMUNITY CENTERS ONE, INC., an Ohio corporation

161.  DD COMMUNITY CENTERS TWO, INC., an Ohio corporation

162.  DD COMMUNITY CENTERS THREE, INC., an Ohio corporation

163.  DD COMMUNITY CENTERS FIVE INC., an Ohio corporation

164.  DD COMMUNITY CENTERS SEVEN, INC., a Delaware corporation

165.  DD COMMUNITY CENTERS EIGHT, INC., a Delaware corporation

166.  DD COMMUNITY CENTERS INVESTMENTS LLC, a Delaware limited liability company

167.  DD DEVELOPMENT COMPANY II, INC., an Ohio corporation

168.  DDPD OPP LLC, a Maryland limited liability company

169.  DDR/1ST CAROLINA APEX PHASE III LLC, a Delaware limited liability company

170.  DDR APPLE BLOSSOM LLC, a Delaware limited liability company

171. DDR ASPEN GROVE LIFESTYLE CENTER PROPERTIES, LLC, a Delaware limited liability company

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172.  DDR ATLANTICO LLC, S.E., a Delaware limited liability company

173.  DDR AURORA LLC, a Delaware limited liability company

174.  DDR BP OPPORTUNITY LLC, an Ohio limited liability company

175.  DDR CAMINO REAL LLC, S.E., a Delaware limited liability company

176.  DDR CARIBBEAN LLC, a Delaware limited liability company

177. DDR CARIBBEAN PROPERTY MANAGEMENT LLC, a Delaware limited liability company

178.  DDR CAYEY LLC, S.E., a Delaware limited liability company

179.  DDR CM, INC., a California corporation (Affiliate)

180.  DDR CHANDLER LLC, an Ohio limited liability company

181.  DDR CHILLICOTHE LLC, a Delaware limited liability company

182.  DDR CONTINENTAL INC., an Ohio corporation

183.  DDR CONTINENTAL LP, an  Ohio limited partnership

184.  DDR CPR PORTFOLIO LLC, S.E., a Delaware limited liability company

185.  DDR CPR I PORTFOLIO I LLC, S.E., a Delaware limited liability company

186.  DDR CPR II PORTFOLIO I LLC, S.E., a Delaware limited liability company

187.  DDR CROSSROADS CENTER LLC, an Ohio limited liability company

188.  DDR CROSSROADS NY LLC, a Delaware limited liability company

189.  DDR CRV PORTFOLIO LLC, S.E., a Delaware limited liability company

190.  DDR CULVER RIDGE LLC, a Delaware limited liability company

191.  DDR DB DEVELOPMENT VENTURES LP, a Texas limited partnership

192.  DDR DB OPPORTUNITY SUB, INC., an Ohio corporation

193.  DDR DB OUTLOT LP, a Texas limited partnership

194.  DDR DB OUTLOT II LP, a Texas limited partnership

195.  DDR DB SA PHASE II LP, a Texas limited partnership

196.  DDR DB SA VENTURES LP, a Texas limited partnership


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197.  DDR DB TECH VENTURES LP, a Texas limited partnership

198.  DDR DEER PARK TOWN CENTER LLC, an Ohio limited liability company

199.  DDR DEL SOL LLC, S.E., a Delaware limited liability company

200.  DDR DERBY SQUARE LLC, a Delaware limited liability company

201.  DDR DOWNREIT LLC, an Ohio limited liability company

202.  DDR EASTGATE PLAZA LLC, a Delaware limited liability company

203.  DDR ESCORIAL LLC, S.E., a Delaware limited liability company

204.  DDR FAJARDO LLC, S.E., a Delaware limited liability company

205.  DDR FAMILY CENTERS I INC., an Ohio corporation

206.  DDR FAMILY CENTERS LP, a Delaware limited partnership

207.  DDR FAMILY CENTERS LP, an Ohio limited partnership

208.  DDR FC LAKEPOINTE LLC, a Delaware limited liability company

209.  DDR/1ST CAROLINA APEX PHASE IV LLC, a Delaware limited liability company

210.  DDR FLATIRON LLC, an Ohio limited liability company

211.  DDR FOSSIL CREEK LLC, a Delaware limited liability company

212.  DDR GLH ERIE PLAZA TRUST, a Delaware statutory trust

213.  DDR GLH FREEDOM PLAZA LLC, a Delaware limited liability company

214.  DDR GLH HANOVER TRUST, a Delaware business trust

215.  DDR GLH LLC, a Delaware limited liability company

216.  DDR GLH GP HOLDINGS LLC, a Delaware limited liability company

217.  DDR GLH MARKETPLACE PLAZA LLC, a Delaware limited liability company

218.  DDR GUAYAMA WM LLC, S.E., a Delaware limited liability company

219.  DDR HAMILTON LLC, S.E., a Delaware limited liability company

220.  DDR HARBISON COURT LLC, a Delaware limited liability company

221.  DDR HENDON NASSAU PARK II LP, a Georgia limited partnership

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222.  DDR HERMES ASSOCIATES L.C. (FKA DDR VIC II L.C.), a Utah limited liability company

223.  DDR HIGHLAND GROVE LLC, a Delaware limited liability company

224.  DDR HILLTOP PLAZA LLC, a Delaware limited liability company

225.  DDR INDEPENDENCE LLC, a Delaware limited liability company

226.  DDR INDUSTRIAL REALTY CORPORATION, a Delaware corporation

227.  DDR ISABELA LLC, S.E., a Delaware limited liability company

228.  DDR JAMESTOWN PLAZA LLC, a Delaware limited liability company

229.  DDR JUPITER FALLS, LLC, a Delaware limited liability company

230.  DDR KILDEER INC., an Illinois corporation

231.  DDR LEROY PLAZA LLC, a Delaware limited liability company

232.  DDR LIBERTY FAIR, INC., a Delaware corporation

233. DDR LONG BEACH LLC (FKA DDR OLIVERMCMILLAN LONG BEACH LLC), a Delaware limited liability company

234.  DDR MANAGEMENT LLC, a Delaware limited liability company (Affiliate)

235.  DDR MACQUARIE BISON HOLDINGS LLC, a Delaware limited liability company

236.  DDR MACQUARIE FUND LLC, a Delaware limited liability company

237.  DDR MACQUARIE LONGHORN HOLDINGS LLC, a Delaware limited liability company

238. DDR MACQUARIE LONGHORN II HOLDINGS LLC, a Delaware limited liability company

239.  DDR MARKAZ LLC, a Delaware limited liability company

240.  DDR MARKAZ II LLC, a Delaware limited liability company

241.  DDR MDT ASHEVILLE RIVERHILLS LLC, a Delaware limited liability company

242.  DDR MDT BATAVIA COMMONS LLC, a Delaware limited liability company

243.  DDR MDT BATAVIA SJB PLAZA LLC, a Delaware limited liability company

244.  DDR MDT BATAVIA STOP PLAZA LLC, a Delaware limited liability company

245.  DDR MDT BELDEN PARK LLC, a Delaware limited liability company

246.  DDR MDT BELDEN PARK II LLC, a Delaware limited liability company


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247.  DDR MDT BN LLC, a Delaware limited liability company

248.  DDR MDT BROOKFIELD LLC, a Delaware limited liability company

249.  DDR MDT BROWN DEER CENTER LLC, a Delaware limited liability company

250.  DDR MDT BROWN DEER MARKET LLC, a Delaware limited liability company

251.  DDR MDT CARILLON PLACE LLC, a Delaware limited liability company

252.  DDR MDT CHEEKTOWAGA WALDEN PLACE LLC, a Delaware limited liability company

253.  DDR MDT CONNECTICUT COMMONS LLC, a Delaware limited liability company

254.  DDR MDT COOL SPRINGS POINTE LLC, a Delaware limited liability company

255.  DDR MDT EASTGATE PLAZA LLC, a Delaware limited liability company

256. DDR MDT EASTGATE PLAZA RESTAURANT LLC, a Delaware limited liability company

257.  DDR MDT ERIE MARKETPLACE LLC, a Delaware limited liability company

258.  DDR MDT FAIRFAX TOWNE CENTER LLC, a Delaware limited liability company

259. DDR MDT FAYETTEVILLE SPRING CREEK LLC, a Delaware limited liability company

260. DDR MDT FAYETTEVILLE STEELE CROSSING LLC, a Delaware limited liability company

261.  DDR MDT GRANDVILLE MARKETPLACE LLC, a Delaware limited liability company

262.  DDR MDT GREAT NORTHERN LLC, a Delaware limited liability company

263.  DDR MDT HARBISON COURT LLC, a Delaware limited liability company

264.  DDR MDT HOLDINGS I TRUST, a Maryland real estate investment trust

265.  DDR MDT HOLDINGS II TRUST, a Maryland real estate investment trust

266.  DDR MDT HOLDINGS III TRUST, a Maryland real estate investment trust

267.  DDR MDT INDEPENDENCE COMMONS LLC, a Delaware limited liability company

268.  DDR MDT LAKE BRANDON PLAZA LLC, a Delaware limited liability company

269.  DDR MDT LAKE BRANDON VILLAGE LLC, a Delaware limited liability company

270.  DDR MDT LAKEPOINTE CROSSING LP, a Delaware limited partnership

271.  DDR MDT LAKEPOINTE GP LLC, a Delaware limited liability company

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272.  DDR MDT LANCASTER CINEMAS LLC, a Delaware limited liability company

273.  DDR MDT MACARTHUR GP LLC, a Delaware limited liability company

274.  DDR MDT MACARTHUR MARKETPLACE LP, a Delaware limited partnership

275.  DDR MDT MCDONOUGH MARKETPLACE LLC, a Delaware limited liability company

276.  DDR MDT MERRIAM TOWN CENTER LLC, a Delaware limited liability company

277.  DDR MDT MTC HOLDINGS LLC, a Delaware limited liability company

278.  DDR MDT MIDWAY MARKETPLACE LLC, a Delaware limited liability company

279. DDR MDT MONACA TOWNSHIP MARKETPLACE LLC, a Delaware limited liability company

280. DDR MDT MURFREESBORO TOWNE CENTER LLC, a Delaware limited liability company

281.  DDR MDT NASHVILLE MARKETPLACE LLC, a Delaware limited liability company

282.  DDR MDT PARKER PAVILIONS LLC, a Delaware limited liability company

283.  DDR MDT PERIMETER POINTE LLC, a Delaware limited liability company

284.  DDR MDT PIONEER HILLS LLC, a Delaware limited liability company

285.  DDR MDT PIONEER HILLS CP LLC, a Delaware limited liability company

286. DDR MDT RIVERDALE VILLAGE INNER RING LLC, a Delaware limited liability company

287. DDR MDT RIVERDALE VILLAGE OUTER RING LLC, a Delaware limited liability company

288.  DDR MDT SHOPPERS WORLD LLC, a Delaware limited liability company

289.  DDR MDT SW HOLDINGS TRUST, a Massachusetts business trust

290.  DDR MDT TOWNE CENTER PRADO LLC, a Delaware limited liability company

291.  DDR MDT UNION CONSUMER SQUARE LLC, a Delaware limited liability company

292.  DDR MDT UNION ROAD PLAZA LLC, a Delaware limited liability company

293.  DDR MDT WALDEN AVENUE BOOKSTORE LLC, a Delaware limited liability company

294.  DDR MDT WALDEN CONSUMER SQUARE LLC, a Delaware limited liability company

295. DDR MDT WILLIAMSVILLE PREMIER PLACE LLC, a Delaware limited liability company

296.  DDR MDT WOODFIELD VILLAGE LLC, a Delaware limited liability company

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297.  DDR MERRIAM VILLAGE LLC, a Delaware limited liability company

298.  DDR MIAMI AVENUE, LLC, a Delaware limited liability company

299.  DDR MICHIGAN II LLC, an Ohio limited liability company

300.  DDR MIDWAY PLAZA LLC, a Delaware limited liability company

301.  DDR MPR PORTFOLIO LLC, S.E., a Delaware limited liability company

302.  DDR NASSAU PARK II INC., an Ohio corporation

303.  DDR NASSAU PAVILION ASSOCIATES LP, a Georgia limited partnership

304.  DDR NASSAU PAVILION INC., an Ohio corporation

305.  DDR NORTE LLC, S.E., a Delaware limited liability company

306.  DDR NORTHCREEK COMMONS LLC, a Delaware limited liability company

307.  DDR NORTH POINTE PLAZA LLC, a Delaware limited liability company

308. DDR OCEANSIDE LLC (FKA DDR OLIVERMCMILLAN OCEANSIDE LLC), a Delaware limited liability company

309.  DDR OFFICE FLEX II LLC, an Ohio limited liability company

310.  DDR OFFICE FLEX CORPORATION, a Delaware corporation

311.  DDR OFFICE FLEX LP, an Ohio limited partnership

312.  DDR OHIO OPPORTUNITY LLC, an Ohio limited liability company

313.  DDR OHIO OPPORTUNITY II LLC, an Ohio limited liability company

314.  DDR OHIO OPPORTUNITY III LLC, an Ohio limited liability company

315.  DDR ONTARIO PLAZA LLC, a Delaware limited liability company

316.  DDR OESTE LLC, S.E., a Delaware limited liability company

317.  DDR ORCHARD PARK LLC, a Delaware limited liability company

318.  DDR OVIEDO PARK LLC, a Delaware limited liability company

319.  DDR OXFORD PLAZA LLC, a Delaware limited liability company

320.  DDR PALMA REAL LLC, S.E., a Delaware limited liability company

321.  DDR PANORAMA PLAZA LLC, a Delaware limited liability company

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322.  DDR PARADISE LLC, an Ohio limited liability company

323.  DDR PASEO LLC, a Delaware limited liability company

324. DDR P&M ASPEN GROVE OFFICE PARCEL LLC, a Delaware limited liability company

325.  DDR PR VENTURES LLC, S.E., a Delaware limited liability company

326.  DDR PR VENTURES II LLC, S.E., a Delaware limited liability company

327.  DDR QUEENSWAY LLC, an Ohio limited liability company

328.  DDR QUEENSWAY CM LLC, an Ohio limited liability company (Affiliate)

329.  DDR REAL ESTATE SERVICES INC., a California corporation (Affiliate)

330. DDR REALTY COMPANY (FKA DDR REALTY TRUST, INC.), a Maryland Real Estate Investment Trust

331. DDR RENO LLC (FKA DDR OLIVERMCMILLAN RENO LLC), a Delaware limited liability company

332.  DDR REXVILLE LLC, S.E., a Delaware limited liability company

333.  DDR RIO HONDO LLC, S.E., a Delaware limited liability company

334.  DDR RIVERCHASE LLC, a Delaware limited liability company

335.  DDR RIVERCHASE II LLC, a Delaware limited liability company

336.  DDR ROBINSON STOP LLC, a Delaware limited liability company

337. DDR SANSONE DEVELOPMENT VENTURES LLC, a Missouri limited liability company

338.  DDR SENORIAL LLC, S.E., a Delaware limited liability company

339.  DDR SM LLC, a Delaware limited liability company

340.  DDR SPRINGFIELD LLC, a Delaware limited liability company

341.  DDR/TECH 29 LIMITED PARTNERSHIP, a Maryland limited partnership

342.  DDR TINTON FALLS LLC, an Ohio limited liability company

343. DDR URBAN, INC. (FKA DDR OLIVERMCMILLAN INC.), a Delaware corporation (Affiliate)

344. DDR URBAN LP (FKA DDR OLIVERMCMILLAN LP), a Delaware limited partnership (Affiliate)

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345.  DDR UNION ROAD LLC, a Delaware limited liability company

346. DDR UNIVERSITY SQUARE ASSOCIATES L.C. (FKA DDR BIG V ASSOCIATES L.C.), a Utah limited liability company

347.  DDR VAN NESS, INC., an Ohio corporation

348.  DDR/VAN NESS OPERATING COMPANY, L.P., a Delaware limited partnership

349.  DDR VEGA BAJA LLC, S.E., a Delaware limited liability company

350.  DDR VIC I L.C., a Utah limited liability company

351.  DDR WARSAW PLAZA LLC, a Delaware limited liability company

352.  DDR WATERTOWN LLC, an Ohio limited liability company

353.  DDR WILSHIRE, INC., an Ohio corporation

354.  DDR WOODMONT LLC, a Delaware limited liability company

355.  DDR XENIA AND NEW BERN LLC, a Delaware limited liability company

356.  DDRA COMMUNITY CENTERS FOUR, L.P., a Texas limited partnership

357.  DDRA COMMUNITY CENTERS FIVE, L.P., a Delaware limited partnership

358.  DDRA COMMUNITY CENTERS SIX, L.P., a Delaware limited partnership

359.  DDRA COMMUNITY CENTERS SEVEN, L.P., a Delaware limited partnership

360.  DDRA COMMUNITY CENTERS EIGHT, L.P., a Delaware limited partnership

361.  DDRA KILDEER LLC, a Delaware limited liability company

362.  DDRC GATEWAY LLC, a Delaware limited liability company

363.  DDRC GREAT NORTHERN LIMITED PARTNERSHIP, an Ohio limited partnership

364.  DDRC MICHIGAN LLC, an Ohio limited liability company

365.  DDR DEER PARK TOWN CENTER LLC, an Ohio limited liability company

366.  DDRC PDK EASTON LLC, an Ohio limited liability company

367.  DDRC PDK HAGERSTOWN LLC, an Ohio limited liability company

368.  DDRC PDK SALISBURY LLC, an Ohio limited liability company

369.  DDRC PDK SALISBURY PHASE III LLC, an Ohio limited liability company

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370.  DDRC PIKE ENTERTAINMENT LLC, a California limited liability company

371.  DDRC SALEM LLC, a Delaware limited liability company

372.  DEVELOPERS DIVERSIFIED OF ALABAMA, INC., an Alabama corporation

373. DEVELOPERS DIVERSIFIED CENTENNIAL PROMENADE LP, an Ohio limited partnership

374.  DEVELOPERS DIVERSIFIED COOK'S CORNER LP, an Ohio limited partnership

375.  DEVELOPERS DIVERSIFIED OF INDIANA, INC., an Ohio corporation

376.  DEVELOPERS DIVERSIFIED OF MISSISSIPPI, INC., an Ohio corporation

377.  DEVELOPERS DIVERSIFIED OF PENNSYLVANIA, INC., an Ohio corporation

378.  DEVELOPERS DIVERSIFIED OF TENNESSEE, INC., an Ohio corporation

379.  DLA VENTURES LLC, an Ohio limited liability company

380.  DOTRS LIMITED LIABILITY COMPANY, an Ohio limited liability company

381.  DPG COLUMBIA SQUARE LLC, a Delaware limited liability company

382.  DPG FARRAGUT POINTE LLC, a Delaware limited liability company

383.  DPG FIVE FORKS CROSSING LLC, a Delaware limited liability company

384.  DPG FIVE FORKS VILLAGE LLC, a Delaware limited liability company

385.  DPG REALTY HOLDINGS LLC, a Delaware limited liability company

386. DREXEL WASHINGTON LIMITED LIABILITY COMPANY, an Ohio limited liability company

387.  DREXEL WASHINGTON LIMITED PARTNERSHIP, an Ohio limited partnership

388.  EASTCHASE MARKET INC., an Ohio corporation

389. EASTON MARKET LIMITED LIABILITY COMPANY, a Delaware limited liability company

390.  ENERGY MANAGEMENT STATEGIES, INC., a Delaware corporation

391.  FAYETTEVILLE BLACK INVESTMENT, INC., a Georgia corporation

392.  FAYETTEVILLE EXCHANGE, LLC, a Georgia limited liability company

393.  FLATACRES MARKETCENTER, LLC, a Georgia limited liability company

394.  FT. COLLINS PARTNERS I, LLC, a Colorado limited liability company

395.  FORT UNION ASSOCIATES, L.C., a Utah limited liability company

396.  GEORGIA FINANCE CORPORATION, a Delaware Corporation

397.  GREAT LAKES HOLDINGS LLC, a New York limited liability company

398.  GS BOARDMAN LLC, a Delaware limited liability company

399.  GS BRENTWOOD LLC, a Delaware limited liability company

400.  GS CENTENNIAL LLC, a Delaware limited liability company

401.  GS DDR LLC, an Ohio limited liability company

402.  GS ERIE LLC, a Delaware limited liability company

403.  GS SUNSET LLC, a Delaware limited liability company

404.  GS II BIG OAKS LLC, a Delaware limited liability company

405.  GS II BROOK HIGHLAND LLC, a Delaware limited liability company

406.  GS II DDR LLC, an Ohio limited liability company

407.  GS II GREEN RIDGE LLC, a Delaware limited liability company

408.  GS II INDIAN HILLS LLC, a Delaware limited liability company

409.  GS II JACKSONVILLE REGIONAL LLC, a Delaware limited liability company

410.  GS II MERIDIAN CROSSROADS LLC, a Delaware limited liability company

411.  GS II NORTH POINTE LLC, a Delaware limited liability company

412.  GS II OXFORD COMMONS LLC, a Delaware limited liability company

413.  GS II UNIVERSITY CENTRE LLC, a Delaware limited liability company

414.  GS II UPTOWN SOLON LLC, a Delaware limited liability company

415.  HAGERSTOWN DEVELOPMENT LLC, an Ohio limited liability company

416.  HAGERSTOWN TIF LLC, an Ohio limited liability company

417.  HENDON/ATLANTIC RIM JOHNS CREEK, LLC, a Georgia limited liability company

418.  HENDON/DDR/BP, LLC, a Delaware limited liability company

419.  HERMES ASSOCIATES, a Utah general partnership

420.  HERMES ASSOCIATES, LTD., a Utah limited partnership

421.  HICKORY HOLLOW EXCHANGE, LLC, a Georgia limited liability company

422. HIGHLAND GROVE LIMITED LIABILITY COMPANY, an Ohio limited liability company

423.  HISTORIC VAN NESS LLC, a California limited liability company

424.  HUDSON-ELMIRA ASSOCIATES, LLC, a New York limited liability company

425.  HWWM ASSOCIATES, LLC, a New York limited liability company

426.  JDN ASH LLC, a Delaware limited liability company

427.  JDN BG UNION TOWN LLC, a Delaware limited liability company

428.  JDN DEVELOPMENT COMPANY, INC., a Delaware Corporation

429.  JDN DEVELOPMENT INVESTMENT, L.P., a Georgia limited partnership

430.  JDN DEVELOPMENT LP, INC., a Delaware limited partnership

431.  JDN INTERMOUNTAIN DEVELOPMENT CORP., a Delaware corporation

432. JDN INTERMOUNTAIN DEVELOPMENT, PIONEER HILLS, LLC, a Georgia limited liability company

433. JDN INTERMOUNTAIN DEVELOPMENT, PARKER PAVILION, LLC, a Georgia limited liability company

434. JDN INTERMOUNTAIN HOLDINGS, INC. (F/K/A GOLDBERG PROPERTY ASSOCIATES, INC.), a Colorado Corporation

435.  JDN OF ALABAMA REALTY CORPORATION, an Alabama corporation

436.  JDN MOORESVILLE LLC, a Delaware limited liability company

437.  JDN QRS INC., a New York corporation

438.  JDN REAL ESTATE - APEX, L.P., a Georgia limited partnership

439. JDN REAL ESTATE - BRIDGEWOOD FORT WORTH, L.P., a Georgia limited partnership

440.  JDN REAL ESTATE - CONYERS, L.P., a Georgia limited partnership

441.  JDN REAL ESTATE - CUMMING, L.P., a Georgia limited partnership

442.  JDN REAL ESTATE - ERIE, L.P., a Georgia limited partnership

443.  JDN REAL ESTATE - FAYETTEVILLE, L.P., a Georgia limited partnership

444.  JDN REAL ESTATE - FREEHOLD, L.P., a Georgia limited partnership

445.  JDN REAL ESTATE - FRISCO, L.P., a Georgia limited partnership

446.  JDN REAL ESTATE - GULF BREEZE II, L.P., a Georgia limited partnership

447.  JDN REAL ESTATE - HAMILTON, L.P., a Georgia limited partnership

448.  JDN REAL ESTATE - HICKORY CREEK, L.P., a Georgia limited partnership

449.  JDN REAL ESTATE - LAKELAND, L.P., a Georgia limited partnership

450.  JDN REAL ESTATE - MCDONOUGH II, L.P., a Georgia limited partnership

451.  JDN REAL ESTATE MCDONOUGH, L.P., a Georgia limited partnership

452.  JDN REAL ESTATE - MCKINNEY, L.P., a Georgia limited partnership

453.  JDN REAL ESTATE - MESQUITE, L.P., a Georgia limited partnership

454.  JDN REAL ESTATE - NORWOOD, LLC, a Georgia limited liability company

455.  JDN REAL ESTATE - OAKLAND, L.P., a Georgia limited partnership

456.  JDN REAL ESTATE - OVERLAND PARK, L.P., a Georgia limited partnership

457.  JDN REAL ESTATE - PARKER PAVILIONS, L.P., a Georgia limited partnership

458.  JDN REAL ESTATE - PENSACOLA, L.P., a Georgia limited partnership

459.  JDN REAL ESTATE - PIONEER HILLS II, L.P., a Georgia limited partnership

460.  JDN REAL ESTATE - RALEIGH, L.P., a Georgia limited partnership

461.  JDN REAL ESTATE - SACRAMENTO, L.P., a Georgia limited partnership

462.  JDN REAL ESTATE - STONE MOUNTAIN, L.P., a Georgia limited partnership

463.  JDN REAL ESTATE - SUWANEE, L.P., a Georgia limited partnership

464.  JDN WESTGATE LLC, a Delaware limited liability company

465.  JDN REAL ESTATE - TURNER HILL, L.P., a Georgia limited partnership

466.  JDN REAL ESTATE - WEST LAFAYETTE, L.P., a Georgia limited partnership

467.  JDN REAL ESTATE - WEST LANSING, L.P., a Georgia limited partnership

468.  JDN REALTY AL, INC., an Alabama corporation

469.  JDN REALTY CORPORATION, a Maryland corporation

470.  JDN REALTY CORPORATION, GP, INC., a Delaware corporation

471.  JDN REALTY HOLDINGS, L.P., a Georgia limited partnership

472.  JDN REALTY INVESTMENT, L.P., a Georgia limited partnership

473.  JDN REALTY LP, INC., a Delaware corporation

474. JDN WEST ALLIS ASSOCIATES, LIMITED PARTNERSHIP, a Georgia limited partnership

475.  J&T OAKLAND, LLC, a Tennessee limited liability company

476.  JEFFERSON COUNTY PLAZA LLC, a Missouri limited liability company

477.  KLA/SM NEWCO PARENT II LLC, a Delaware limited liability company

478.  KLA/SM NEWCO PARENT LLC, a Delaware limited liability company

479.  KLA/SM, L.L.C., a Delaware limited liability company

480.  KLA/SM IA, LLC, a Delaware limited liability company

481.  KLA/SM CM, LLC, a Delaware limited liability company

482.  KLA/SM NEWCO LTCB, LLC, a Delaware limited liability company

483.  KLA/SM NEWCO LTCB II, LLC, a Delaware limited liability company

484.  KLA/SM NEWCO GC, LLC, a Delaware limited liability company

485.  KLA/SM NEWCO GC II, LLC, a Delaware limited liability company

486.  LAFRONTERA INVESTMENT LLC, a Delaware limited liability company

487.  LENNOX TOWN CENTER LIMITED, an Ohio limited liability company

488.  LIBERTY FAIR MALL ASSOCIATES, INC., an Ohio corporation

489. LIBERTY FAIR MALL ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership

490.  LIBERTY FAIR VA LP, a Virginia limited partnership

491.  LIBERTY FAIR VA II LP, a Virginia limited partnership

492.  MACQUARIE DDR MANAGEMENT LIMITED, an Australian corporation

493.  MACQUARIE DDR MANAGEMENT LLC, a Delaware limited liability company

494.  MACQUARIE DDR TRUST, an Australian listed property trust (Affiliate)

495.  MACQUARIE DDR U.S. TRUST INC., a Maryland corporation

496.  MERRIAM I LLC, a Delaware limited liability company

497.  MERRIAM TOWN CENTER LTD., an Ohio limited liability company

498. METRO STATION DEVELOPMENT COMPANY, L.L.C., a Mississippi limited liability company

499.  MITCHELL BRIDGE ASSOCIATES, INC., a Georgia corporation

500.  MT. NEBO POINTE LLC, an Ohio limited liability company

501.  MZ I COMMUNITY I LLC, a Delaware limited liability company

502.  MZ II COMMUNITY I LLC, a Delaware limited liability company

503.  NIAGARA-COLONIAL ASSOCIATES, LLC, a New York limited liability company

504.  PARCEL J-1B LIMITED PARTNERSHIP, a Virginia limited partnership

505.  PASEO COLORADO HOLDINGS LLC, a Delaware limited liability company

506.  PASEO PARKING, INC., a Delaware Corporation

507.  PECAN PARK, LLC, a Mississippi limited liability company

508.  PEDRO COMMUNITY CENTERS, INC., an Ohio corporation

509.  PEPPERELL CORNERS, LTD., an Alabama limited partnership

510. PLAINVILLE CONNECTICUT L.L.C. (FKA DDR CONNECTICUT L.L.C.), an Ohio limited liability company

511. PLAINVILLE DEVELOPMENT L.P. (FKA DDR PLAINVILLE DEVELOPMENT L.P.), an Ohio limited partnership

512.  PLAINVILLE INVESTMENT IA, LLC, a Delaware limited liability company

513. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP I, a Delaware limited partnership

514. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IA, a Delaware limited partnership

515. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IB, a Delaware limited partnership

516. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP II, a Delaware limited partnership

517. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IIA, a Delaware limited partnership

518. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP III, a Delaware limited partnership

519. RETAIL VALUE INVESTMENT PROGRAM IIIA LIMITED PARTNERSHIP, a Delaware limited partnership

520. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IIIB, a Delaware limited partnership

521. RETAIL VALUE INVESTMENT PROGRAM IIIC LIMITED PARTNERSHIP, a Delaware limited partnership

522. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IV, a Delaware limited partnership

523. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IVA, a Delaware limited partnership

524. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP V, a Delaware limited partnership

525. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP VI, a Delaware limited partnership

526. RETAIL VALUE INVESTMENT PROGRAM VII LIMITED LIABILITY COMPANY, a Delaware limited liability company

527. RETAIL VALUE INVESTMENT PROGRAM VIII LIMITED PARTNERSHIP, a Delaware limited partnership

528.  RIVERDALE RETAIL ASSOCIATES L.C., a Utah limited liability company

529.  ROCKY MOUNTAIN REAL ESTATE L.L.C., a Utah limited liability company

530.  RVIP VIII HOLDINGS LLC, a Delaware limited liability company

531.  RVIP CA/WA/OR PORTFOLIO LLC, a Delaware limited liability company

532.  RVIP CAMERON PARK, L.P., a California limited partnership

533.  RVIP CAMERON PARK MANAGER LLC, a Delaware limited liability company

534.  RVIP OLYMPIAD PLAZA, L.P., a California limited partnership

535.  RVIP OLYMPIAD PLAZA MANAGER LLC, a Delaware limited liability company

536.  RVIP PUENTE HILLS LLC, a Delaware limited liability company

537.  RVIP PUENTE HILLS MANAGER LLC, a Delaware limited liability company

538.  RVIP PUGET PARK LLC, a Delaware limited liability company

539.  RVIP RICHMOND LLC, a Delaware limited liability company

540.  RVIP VALLEY CENTRAL LP, a California limited partnership

541.  RVIP VALLEY CENTRAL MANAGER LLC, a Delaware limited liability company

542.  RVM BRYWOOD LLC, a Delaware limited liability company

543.  RVM CHEROKEE LLC, a Delaware limited liability company

544.  RVM DEVONSHIRE LLC, a Delaware limited liability company

545.  RVM LONG BEACH PLAZA LLC, a Delaware limited liability company

546.  RVM TEN QUIVIRA LLC, a Delaware limited liability company

547.  RVM TQ PAD LLC, a Delaware limited liability company

548.  RVM WILLOW CREEK LLC, a Delaware limited liability company

549.  ST. JOHN CROSSINGS, L.L.C., a Missouri limited liability company

550.  SANSONE GROUP/DDR LLC, a Missouri limited liability company

551. SHEA AND TATUM ASSOCIATES LIMITED PARTNERSHIP, an Arizona limited partnership

552.  SHOPPERS WORLD COMMUNITY CENTER, L.P., a Delaware limited partnership

553.  SERVICE TYLER, L.P., a Texas limited partnership

554.  SERVICE TYLER GP, LLC, a Delaware limited liability company

555.  SERVICE TUSCALOOSA, LLC, a Delaware limited liability company

556.  SERVICE PENSACOLA, LLC, a Delaware limited liability company

557.  SERVICE MACON, LLC, a Delaware limited liability company

558.  SERVICE LONGVIEW, L.P., a Texas limited partnership

559.  SERVICE LONGVIEW GP, LLC, a Delaware limited liability company

560.  SERVICE BATON ROUGE, LLC, a Delaware limited liability company

561.  SERVICE PARENT, LLC, a Delaware limited liability company

562.  SHORESALES LLC, a Delaware limited liability company

563.  SM LTCB ALLENTOWN, L.P., a Pennsylvania limited partnership

564.  SM NEWCO ANTIOCH, LLC, a Delaware limited liability company

565.  SM NEWCO ARLINGTON GP, LLC, a Delaware limited liability company

566.  SM NEWCO ARLINGTON, L.P., a Texas limited partnership

567.  SM NEWCO ARLINGTON HEIGHTS, LLC, a Delaware limited liability company

568.  SM NEWCO AUGUSTA, LLC, a Delaware limited liability company

569.  SM NEWCO AUSTIN GP, LLC, a Delaware limited liability company

570.  SM NEWCO AUSTIN, L.P., a Texas limited partnership

571.  SM NEWCO BATON ROUGE LLC, a Delaware limited liability company

572.  SM LTCB BAYTOWN GP, LLC, a Delaware limited liability company

573.  SM LTCB BAYTOWN, L.P., a Texas limited partnership

574.  SM NEWCO BEAUMONT GP, LLC, a Delaware limited liability company

575.  SM NEWCO BEAUMONT, L.P., a Texas limited partnership

576.  SM NEWCO BOSSIER CITY, LLC, a Delaware limited liability company

577.  SM NEWCO BRADENTON, LLC, a Delaware limited liability company

578.  SM NEWCO BURBANK, LLC, a Delaware limited liability company

579.  SM NEWCO BURLINGTON, LLC, a Delaware limited liability company

580. SM NEWCO BURLINGTON - SHELBURNE ROAD, LLC, a Delaware limited liability company

581.  SM NEWCO CASTLETON, LLC, a Delaware limited liability company

582.  SM NEWCO CHARLOTTE, LLC, a Delaware limited liability company

583.  SM NEWCO CHESAPEAKE, LLC, a Delaware limited liability company

584.  SM NEWCO CRYSTAL LAKE, LLC, a Delaware limited liability company

585.  SM NEWCO DALLAS, L.P., a Texas limited partnership

586.  SM NEWCO DANBURY, LLC, a Delaware limited liability company

587.  SM NEWCO DOVER, LLC, a Delaware limited liability company

588.  SM NEWCO DOWNERS GROVE, LLC, a Delaware limited liability company

589.  SM NEWCO DULUTH, LLC, a Delaware limited liability company

590.  SM NEWCO EVANSVILLE, LLC, a Delaware limited liability company

591.  SM NEWCO FRANKLIN, LLC, a Delaware limited liability company

592.  SM NEWCO GLEN ALLEN, LLC, a Delaware limited liability company

593.  SM NEWCO GLENDALE, LLC, a Delaware limited liability company

594.  SM NEWCO HARLINGEN, L.P., a Texas limited partnership

595.  SM NEWCO HARRISBURG, L.P., a Pennsylvania limited partnership

596.  SM NEWCO HARVEY, LLC, a Delaware limited liability company

597.  SM NEWCO HATTIESBURG, LLC, a Delaware limited liability company

598.  SM NEWCO HOUMA, LLC, a Delaware limited liability company

599.  SM NEWCO HOUSTON - HIGHWAY 6 GP, LLC, a Delaware limited liability company

600.  SM NEWCO HOUSTON - HIGHWAY 6, L.P., a Texas limited partnership

601.  SM NEWCO HOUSTON - KATY FREEWAY, L.P., a Texas limited partnership

602.  SM NEWCO HOUSTON - NORTHWEST FREEWAY, L.P., a Texas limited partnership

603.  SM NEWCO HOUSTON - TOM BALL PARKWAY, L.P., a Texas limited partnership

604.  SM NEWCO HUNTSVILLE, LLC, a Delaware limited liability company

605.  SM NEWCO KNOXVILLE, LLC, a Delaware limited liability company

606.  SM LTCB LAFAYETTE, LLC, a Delaware limited liability company

607.  SM LTCB LANSING, LLC, a Delaware limited liability company

608.  SM NEWCO LAREDO, GP, LLC, a Delaware limited liability company

609.  SM NEWCO LAREDO, L.P., a Texas limited partnership

610.  SM NEWCO LAS VEGAS, LLC, a Delaware limited liability company

611.  SM NEWCO LEWISVILLE GP, LLC, a Delaware limited liability company

612.  SM NEWCO LEWISVILLE, L.P., a Texas limited partnership

613.  SM NEWCO LEXINGTON, LLC, a Delaware limited liability company

614.  SM NEWCO LONGVIEW GP, LLC, a Delaware limited liability company

615.  SM NEWCO LONGVIEW, L.P., a Texas limited partnership

616.  SM NEWCO LOUISVILLE, LLC, a Delaware limited liability company

617.  SM LTCB LOUISVILLE, LLC, a Delaware limited liability company

618. SM NEWCO LOUISVILLE - SHELBYVILLE ROAD, LLC, a Delaware limited liability company

619.  SM NEWCO MACON, LLC, a Delaware limited liability company

620.  SM NEWCO MANCHESTER, LLC, a Delaware limited liability company

621.  SM NEWCO MCALLEN GP, LLC, a Delaware limited liability company

622.  SM NEWCO MCALLEN, L.P., a Texas limited partnership

623.  SM LTCB MEMPHIS, LLC, a Delaware limited liability company

624.  SM NEWCO MESA, LLC, a Delaware limited liability company

625. SM NEWCO MESA - EAST SOUTHERN AVENUE, LLC, a Delaware limited liability company

626.  SM NEWCO MESQUITE GP, LLC, a Delaware limited liability company

627.  SM NEWCO MESQUITE, L.P., a Texas limited partnership

628.  SM NEWCO MESQUITE II GP, LLC, a Delaware limited liability company

629.  SM NEWCO MESQUITE II, L.P., a Texas limited partnership

630.  SM NEWCO METAIRIE, LLC, a Delaware limited liability company

631.  SM NEWCO MIDDLETOWN, LLC, a Delaware limited liability company

632.  SM NEWCO MIDLOTHIAN, LLC, a Delaware limited liability company

633.  SM LTCB MORROW, LLC, a Delaware limited liability company

634.  SM LTCB NASHVILLE, LLC, a Delaware limited liability company

635.  SM NEWCO NORTH CHARLESTON, LLC, a Delaware limited liability company

636.  SM NEWCO OCALA, LLC, a Delaware limited liability company

637. SM NEWCO ORLANDO - WEST COLONIAL DRIVE, LLC, a Delaware limited liability company

638.  SM NEWCO OWENSBORO, LLC, a Delaware limited liability company

639.  SM NEWCO PADUCAH, LLC, a Delaware limited liability company

640.  SM NEWCO PARAMUS, LLC, a Delaware limited liability company

641.  SM NEWCO PEMBROKE PINES, LLC, a Delaware limited liability company

642.  SM NEWCO PENSACOLA, LLC, a Delaware limited liability company

643.  SM NEWCO RALEIGH, LLC, a Delaware limited liability company

644.  SM NEWCO RICHARDSON, L.P., a Texas limited partnership

645.  SM NEWCO ST. LOUIS, LLC, a Delaware limited liability company

646.  SM LTCB ST. PETERSBURG, LLC, a Delaware limited liability company

647.  SM NEWCO SALEM, LLC, a Delaware limited liability company

648.  SM NEWCO SAN ANTONIO GP, LLC, a Delaware limited liability company

649.  SM NEWCO SAN ANTONIO, L.P., a Texas limited partnership

650.  SM NEWCO SAN FRANCISCO, LLC, a Delaware limited liability company

651.  SM NEWCO SCHAUMBURG, LLC, a Delaware limited liability company

652.  SM LTCB SHREVEPORT, LLC, a Delaware limited liability company

653.  SM NEWCO SLIDELL LLC, a Delaware limited liability company

654.  SM NEWCO SUGAR LAND GP, LLC, a Delaware limited liability company

655.  SM NEWCO SUGAR LAND, L.P., a Texas limited partnership

656.  SM NEWCO SWANSEA, LLC, a Delaware limited liability company

657.  SM NEWCO TAMPA, LLC, a Delaware limited liability company

658.  SM NEWCO TYLER GP, LLC, a Delaware limited liability company

659.  SM NEWCO TYLER, L.P., a Texas limited partnership

660.  SM NEWCO WARR ACRES, LLC, a Delaware limited liability company

661.  SM NEWCO WAUKEGAN, LLC, a Delaware limited liability company

662.  SM NEWCO WAYNE, LLC, a Delaware limited liability company

663.  SM NEWCO WEST MELBOURNE, LLC, a Delaware limited liability company

664.  SM NEWCO WESTLAND, LLC, a Delaware limited liability company

665.  SM NEWCO WILKES BARRE GP, LLC, a Delaware limited liability company

666.  SM NEWCO WILKES BARRE L.P., a Pennsylvania limited partnership

667.  SM NEWCO WOODLANDS GP, LLC, a Delaware limited liability company

668.  SM NEWCO WOODLANDS, L.P., a Texas limited partnership

669.  SOUTHTOWN REALTY LLC, a Delaware limited liability company

670.  SUN CENTER LIMITED, an Ohio limited liability company

671.  TECH CENTER 29 LIMITED PARTNERSHIP, a Maryland limited partnership

672. TECH CENTER 29 PHASE II LIMITED PARTNERSHIP, a Maryland limited partnership

673. TECH CENTER DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership

674.  TECH RIDGE COVENTRY LLC, a Delaware limited liability company

675.  TECH 29 GP, INC., a Virginia corporation

676.  TFCM ASSOCIATES, LLC, a Utah limited liability company

677.  TOWN CENTER PLAZA, L.L.C., a Delaware limited liability company

678.  UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership.

679. USAA INCOME PROPERTIES IV TRUST, a trust organized and existing in Massachusetts

680. VICTOR SQUARE SPE, LLC, a New York limited liability company

681.  WHF, INC., a Georgia corporation

682.  WSJNY ASSOCIATES,LLC, a New York limited liability company